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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                           NEW SOUTH BANCSHARES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                           --------------------------

                                    DELAWARE

         (State or other jurisdiction of incorporation or organization)

               1-14235                              63-1132716
       (Commission File Number)                 (I.R.S. Employer
                                                Identification No.)

1900 Crestwood Boulevard
Birmingham, Alabama  35210
(Address of Principal Executive Offices)              35210
                                                   (ZIP Code)

                                 (205) 951-4000
                     (Telephone number including area code)

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                                    FORM 8-K



Item 9.  Regulation FD Disclosure.

         The information in this current report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, the information in this report and in such exhibits shall not be deemed incorporated by reference into the filings of New South Bancshares, Inc. (the "Company") under the Securities Act of 1933, as amended.

         On August 14, 2002, the Chief Executive Officer and Chief Financial Officer of the Company submitted the certifications required by ss. 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002. Copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

        The following exhibits are furnished as part of this Current Report on Form 8-K:

           Exhibit No.                        Exhibit
           ----------                         -------
              99.1                   Certification of Periodic Report by Chief
                                     Executive Officer

              99.2                   Certification of Periodic Report by Chief
                                     Financial Officer


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NEW SOUTH BANCSHARES, INC.
                                                      (Registrant)

Date:   August 14, 2002        By:        /s/    Robert M. Couch
                                          -----------------------------------
                                                 Robert M. Couch
                                                 Executive Vice President